SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     October 21, 2003

BANK ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15323	31-0738296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank One Plaza,Chicago, IL                           60670

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: 312-732-4000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit Number	Description of Exhibits

99(a)	Transcript of Registrant’s October 21, 2003 analyst’s conference call discussing its 2003 third quarter earnings.

Item 12.    Results of Operations and Financial Condition

On October 21, 2003, the Registrant held an analyst’s conference call to its 2003 third quarter earnings, a transcript of which is attached as Exhibit 99(a) to this Current Report on Form 8-K and incorporated by reference herein.

The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK ONE CORPORATION (Registrant)

Date: October 21, 2003	By:	/s/ Heidi Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99(a)	Transcript of Registrant’s October 21, 2003 analyst’s conference call discussing its 2003 third quarter earnings.